UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2016

GREAT AJAX CORP.

(Exact name of registrant as specified in charter)

Maryland	001 36844	47 1271842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9400 SW Beaverton—Hillsdale Hwy

Suite 131

Beaverton, OR 97005

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(503) 505 5670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 3, 2016, Great Ajax Corp., a Maryland corporation (the “Company”), entered into separate At-the-Market Issuance Sales Agreements (collectively, the “Agreements”) with each of FBR Capital Markets & Co., JMP Securities LLC and Raymond James & Associates, Inc., as the Company’s sales agents (the “Agents”). Pursuant to the terms of the Agreements, the Company may sell from time to time through the Agents shares of the Company’s common stock having an aggregate offering price of up to $50 million (the “Shares”). Any Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-209513).

Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices or as otherwise agreed by the Company and the Agents. Under the terms of the Agreements, the Company may also sell the Shares from time to time to an Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of the Shares to an Agent as principal would be pursuant to the terms of a separate terms agreement between the Company and the applicable Agent.

The foregoing description of the Agreements in this report does not purport to be complete and is qualified by reference to the full text of the Agreements, which are filed as Exhibit 1.1 and Exhibit 1.2 hereto. The legal opinion and consent relating to the Shares are included as Exhibits 5.1 and 23.1, respectively, hereto.

Item 9.01. Exhibits.

Exhibit	Description
1.1	At-the-Market Issuance Sales Agreement, dated October 3, 2016, by and between the Company and FBR Capital Markets & Co.

1.2	At-the-Market Issuance Sales Agreement, dated October 3, 2016, by and between the Company and JMP Securities LLC

1.3	At-the-Market Issuance Sales Agreement, dated October 3, 2016, by and between the Company and Raymond James & Associates, Inc.

5.1	Opinion of Morrison & Foerster LLP

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (Included in Exhibit 5.1)

23.2	Consent of Morrison & Foerster LLP (Included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT AJAX CORP.

By:	/s/ Mary Doyle
Name:	Mary Doyle
Title:	Chief Financial Officer

Dated: October 3, 2016

EXHIBIT INDEX

Exhibit	Description

1.1	At-the-Market Issuance Sales Agreement, dated October 3, 2016, by and between the Company and FBR Capital Markets & Co.

1.2	At-the-Market Issuance Sales Agreement, dated October 3, 2016, by and between the Company and JMP Securities LLC

1.3	At-the-Market Issuance Sales Agreement, dated October 3, 2016, by and between the Company and Raymond James & Associates, Inc.

5.1	Opinion of Morrison & Foerster LLP

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (Included in Exhibit 5.1)

23.2	Consent of Morrison & Foerster LLP (Included in Exhibit 8.1)